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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 15, 1997


                      First Union National Bank of Georgia
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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
      United States                          33-98546              58-1051808
-------------------------------      ------------------------    ---------------
(State or Other Jurisdiction of      (Commission File Number)    (IRS Employer
Incorporation)                                                   Identification
                                                                 Number)


            999 Peachtree Street
              Atlanta, Georgia                              30309
   --------------------------------------                ----------
   (Address of Principal Executive Office)               (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1.        Not Applicable.

Items 2.        Not Applicable.

Items 3.        Not Applicable.

Items 4.        Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of April 1997 was delivered to Certificateholders on May 15, 1997. The First Union Master Credit Card Trust, Series 1996-2
                Certificateholders' Statement for the period of April 1997 was delivered to Certificateholders on May 20, 1997.

Item 6.         Not Applicable.

Item 7.         Exhibits.

          The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

     Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the May 15, 1997 Distribution Date.

     Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the May 20, 1997 Distribution Date.

Item 8.         Not Applicable.

Item 9.         Not Applicable.

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                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             FIRST UNION NATIONAL BANK
                                               OF GEORGIA, on behalf of the
                                               First Union Master Credit
                                               Card Trust


                                             By: /s/ James H. Gilbraith II
                                                ---------------------------
                                                Name: James H. Gilbraith II
                                                Title: Vice President and
                                                      Managing Director


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                                 EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

Exhibit 20.1           First Union Master Credit Card
                       Trust, Series 1996-1
                       Certificateholders' Statement
                       for the May 15, 1996
                       Distribution Date.

Exhibit 20.2           First Union Master Credit Card
                       Trust, Series 1996-2
                       Certificateholders' Statement
                       for the May 20, 1997
                       Distribution Date.



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